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                                                               EXHIBIT (a)(1)(C)

                         NOTICE OF GUARANTEED DELIVERY

                                      FOR

                        TENDER OF SHARES OF COMMON STOCK

                                       OF

                                  XIRCOM, INC.

                                       TO

                          ESR ACQUISITION CORPORATION

                      A DIRECT WHOLLY-OWNED SUBSIDIARY OF

                               INTEL CORPORATION

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THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
  FRIDAY, MARCH 2, 2001 (THE "EXPIRATION DATE"), UNLESS THE OFFER IS EXTENDED.
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     This form, or one substantially equivalent to this form, must be used to accept the Offer (as defined below) if certificates representing shares of common stock, par value $0.001 per share (collectively, the "Shares"), of
Xircom, Inc., a California corporation, are not immediately available, if the procedure for book-entry transfer cannot be completed on a timely basis, or if time will not permit all required documents to reach the Depositary (as defined in the Offer to Purchase) on or prior to the Expiration Date. This form may be delivered by hand or transmitted by telegram, facsimile transmission or mail to the Depositary. See Section 2 of the Offer to Purchase for more detailed information.

                        The Depositary for the Offer is:

                                 CITIBANK, N.A.

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
             By Mail:                    By Overnight Courier:                     By Hand:
          Citibank, N.A.                     Citibank, N.A.                     Citibank, N.A.
           P.O. Box 685                 915 Broadway, 5th Floor             Corporate Trust Window
       Old Chelsea Station              New York, New York 10010          111 Wall Street, 5th Floor
     New York, New York 10113                                              New York, New York 10043
    By Facsimile Transmission:                                           Confirm Receipt of Facsimile
                                                                                 Transmission
 (For Eligible Institutions Only)                                             by Telephone Only:
          (212) 505-2248                                                        (800) 270-0808

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN ONE
SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER
THAN THE FACSIMILE NUMBER SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.
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Ladies and Gentlemen:

     The undersigned hereby tenders to ESR Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of Intel Corporation, a Delaware corporation, upon the terms and subject to the conditions set forth in the Offer to Purchase dated January 29, 2001, and the related Letter of Transmittal (which together constitute the "Offer"), receipt of which is hereby acknowledged, the number of Shares indicated below pursuant to the guaranteed delivery procedures set forth in Section 2 of the Offer to Purchase.

Certificate No(s). (if available)
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Number of Shares:
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[ ] Check if Shares will be tendered by book-entry transfer:

Account Number
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Dated
-------------------------------------------------, 2001

Name(s) of Record Holder(s)
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                                        (PLEASE TYPE OR PRINT)

Address(es)
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                                                                        ZIP CODE

Area Code and Tel. No.
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Signature(s)
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                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of the Securities Transfer
Agents Medallion Program, the New York Stock Exchange Medallion Signature
Guarantee Program or the Stock Exchange Medallion Program, (a) represents that the above named person(s) "own(s)" the Shares tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended
(the "Exchange Act"), (b) represents that such tender of Shares complies with Rule 14e-4 under the Exchange Act, and (c) guarantees delivery to the Depositary, at one of its addresses set forth above, of certificates representing the Shares tendered hereby in proper form for transfer, or confirmation of book-entry transfer of such Shares into the Depositary's accounts at The Depository Trust Company, in each case with delivery of a properly completed and duly executed Letter of Transmittal (or facsimile thereof), and any other required documents, within three New York Stock Exchange trading days after the date hereof.

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
Name of Firm:                                        ----------------------------------------------
  ----------------------------------------                        AUTHORIZED SIGNATURE
Address:
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                                      ZIP CODE                           TITLE

Area Code and
Telephone Number:                                                        Name:
-----------------------------------                  ----------------------------------------------
                                                                  PLEASE TYPE OR PRINT

                                                     Title:
                                                     ----------------------------------------------

                                                     Dated:
                                                     ------------------------------------------,
                                                     2001

NOTE: DO NOT SEND SHARE CERTIFICATES WITH THIS NOTICE. SHARE CERTIFICATES SHOULD
      BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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